UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
August 14, 2019
Date of report (date of earliest event reported):
JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28104 (Commission File Number)	95-4527222 (I.R.S. Employer Identification No.)
2951 28th Street, Santa Monica, California (Address of principal executive offices)	90405 (Zip Code)
(424) 268-9444 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	JAKK	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 14, 2019, JAKKS Pacific, Inc. (the “Company”) received a written notice (the “August 14 Notice”) from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with Nasdaq Listing Rule 5450(b)(1)(A), which requires that companies listed on Nasdaq maintain a minimum of $10,000,000 stockholders’ equity for continued listing, because the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 reported the Company’s stockholders’ equity as $1,632,000. The August 14 Notice has no immediate effect on the listing or trading of the Company’s common shares, which will continue to trade on Nasdaq under the symbol “JAKK”.
In accordance with the August 14 Notice, the Company has 45 calendar days to submit a plan to regain compliance. If the plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from the date of the August 14 Notice for the Company to regain compliance. If Nasdaq determines that the Company’s plan of compliance is not sufficient, the Company will have an opportunity to appeal the decision to a hearings panel. There can be no assurance that, if the Company does appeal Nasdaq’s determination to the hearing panel, that such appeal would be successful. If unsuccessful, the Company’s shares will be delisted.
The Company is in the process of reviewing potential actions and responses regarding the non-compliance set forth in the August 14 Notice.
The August 14 Notice is in addition to the written notice that the Company received from Nasdaq on June 24, 2019 and disclosed in the Company’s Current Report on Form 8-K filed on June 28, 2019, notifying the Company that its common shares closed below the $1.00 per share minimum bid price required by Nasdaq Listing Rule 5450(a)(1) for 30 consecutive business days. The Company has until December 23, 2019 to demonstrate compliance with the minimum bid price requirement. The August 14 Notice does not change that deadline.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: August 16, 2019
	By:	/s/ BRENT NOVAK
Brent Novak, CFO